                                                                      EXHIBIT 99.2

RESOLUTIONS OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

December 6, 2001

Approval of 7% Junior Subordinated Notes due 2031

        WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of Bank of America Corporation (the "Corporation") at a meeting duly called and held on September 26, 2001, this Committee was appointed by the Board (the "Committee") with full authority to take action to raise up to $2,000,000,000 of capital (the "Capital") on behalf of the Corporation; and

        WHEREAS, in order to facilitate the Corporation's financing, the Board authorized this Committee to approve the formation of special purpose financing entities, the guaranty by the Corporation of the obligations of such entities, the registration for sale and public sale of such obligations and the entry by the Corporation into agreements with such entities providing for the loan of the proceeds from the sale of such obligations to the Corporation; and

        WHEREAS, as authorized by the Board on October 4, 2001, the Corporation filed a Registration Statement on Form S-3, Registration No. 333-70984, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to obligations of certain special purpose subsidiaries and guarantees and subordinated debt securities of the Corporation, which Registration Statement was amended by pre-effective Amendment No. 1 thereto filed on November 15, 2001, and declared effective on November 15, 2001 (as so amended, the "Registration Statement"); and

        WHEREAS, this Committee has determined to authorize the issuance of a series of up to $592,825,000 of the Corporation's junior subordinated notes as described in these resolutions; and

        WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

        NOW, THEREFORE, BE IT RESOLVED, that any of the Chief Executive Officer, Chief Financial Officer, any Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") is hereby authorized to execute and deliver an Amended and Restated Declaration of Trust for BAC Capital Trust I (the "Declaration") pursuant to which the capital trust previously formed by the Corporation (the "Trust") is amended and restated in its entirety to facilitate the financing described in these resolutions;

        RESOLVED FURTHER, that the selection and appointment of The Bank of New York as Property Trustee, The Bank of New York (Delaware) as Delaware Trustee and James T. Houghton and Karen A. Gosnell as Regular Trustees (collectively, the "Trustees") of the Trust is hereby ratified and approved; and

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        RESOLVED FURTHER, that in order to facilitate operation of the Trust, Authorized Officers of the Corporation are authorized to execute and deliver (i) a Subscription Agreement between the Corporation and the Trust (the "Subscription Agreement") pursuant to which the Corporation will agree to purchase and own all of the Trust's outstanding Common Securities (the "Common Securities"), (ii) a Common Securities Guarantee pursuant to which the Corporation will guarantee the performance by the Trust of its obligations in connection with its outstanding Common Securities and (iii) a Capital Securities Guarantee pursuant to which the Corporation will guarantee the performance by the Trust of its obligations in connection with all of the outstanding Capital Securities (as defined in the Declaration) of the Trust (the "Capital Securities Guarantee" and with the Common Securities Guarantee, the "Guarantees");

        RESOLVED FURTHER, that in order to facilitate the raising of necessary funds, the Authorized Officers are authorized to join with the Trust and to execute an Underwriting Agreement dated as of December 6, 2001 (the "Underwriting Agreement") among the Corporation, the Trust and Banc of America Securities LLC, Incapital LLC, A.G. Edwards & Sons, Inc., Bear Stearns & Co. Inc., First Union Securities, Inc., Goldman Sachs & Co., Lehman Brothers Inc., Prudential Securities Incorporated and UBS Warburg LLC, the underwriters described therein (collectively, the "Underwriters") pursuant to which the Trust will agree to issue and sell up to 20,000,000 BAC Capital Trust I 7% Capital Securities (the "Capital Securities" and with the Common Securities, the "Securities") to the Underwriters and grant to the Underwriters an option to purchase under certain conditions up to 3,000,000 additional Capital Securities (the "Option"); and

        RESOLVED FURTHER, that to facilitate the loan to the Corporation of the proceeds from the sale of the Securities, the Authorized Officers are authorized to execute and deliver (i) a First Supplemental Indenture to be dated as of December 6, 2001 (the "First Supplemental Indenture") between the Corporation and The Bank of New York as Indenture Trustee (in such capacity, the "Indenture Trustee") to set the terms of, and authorize the issuance by the Corporation of a series of up to $592,825,000 in aggregate principal amount of its junior subordinated debt securities to be known as its 7% Junior Subordinated Notes, due 2031 (the "Notes"), assuming exercise of the Option. The Notes shall be subject to the terms and entitled to the benefits of the Indenture between the Corporation and the Indenture Trustee dated as of November 1, 2001 (the "Indenture"); and (ii) a Note Purchase Agreement between the Corporation and the Trust (the "Note Purchase Agreement") pursuant to which the Corporation will sell the Notes to the Trust; and

        RESOLVED FURTHER, that the Notes shall bear interest at the rate of 7% per annum, which interest shall accrue from December 14, 2001 and shall be payable quarterly on March 15, June 15, September 15 and December 15 of each year commencing March 15, 2002, and if the Notes cease to be registered in book-entry only form, the record date for the interest payable shall be the first of the calendar month in which the interest payment date occurs;

        RESOLVED FURTHER, that the maturity date of the Notes shall be December 15, 2031 which maturity date may be extended for a period ending no later than December 15, 2050 by action of the Committee, the Chief Financial Officer of the Corporation or any two Authorized Officers;

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        RESOLVED FURTHER, that the Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, in the manner requested by the Underwriters, in denominations of $25 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about December 14 2001 and the form of note contained in the First Supplemental Indenture, together with such modifications as are appropriate to reflect the determinations of this Committee, is hereby in all respects approved;

        RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, and the corporate seal shall be affixed thereon and shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the current or any Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall nevertheless be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of James T. Houghton, Senior Vice President, Karen A. Gosnell, Senior Vice President, Rachel R. Cummings, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

        RESOLVED FURTHER, that the amendment and restatement of the Indenture is hereby ratified and approved and pursuant to the provisions of the Indenture and the First Supplemental Indenture each Authorized Officer is hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Indenture Trustee under the Indenture, or to any agent designated by the Indenture Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Notes, and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes;

        RESOLVED FURTHER, that the Authorized Officers are hereby authorized to take any and all actions necessary or appropriate to implement and carry out the Corporation's obligations under the Option, including the issuance of additional Notes upon the exercise of the Option, the guarantee of additional Capital Securities, the purchase of additional Common Securities and the execution and delivery of supplements to the Indenture and Declaration and all necessary documents and certificates in connection with such action;

        RESOLVED FURTHER, that the terms, conditions and provisions of the Declaration, the Subscription Agreement, the Guarantees, the Underwriting Agreement, the Indenture, the First Supplemental Indenture and the Note Purchase Agreement are hereby ratified and approved, with such changes and upon such terms as the Authorized Officers executing then shall determine;

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        RESOLVED FURTHER, that the Authorized Officers are hereby authorized to take all steps necessary or appropriate to cause the Capital Securities to be listed on the New York Stock Exchange (the "Listing");

        RESOLVED FURTHER, that all actions previously taken by officers of the Corporation in anticipation of, or in connection with the transactions described in these resolutions, be and the same are hereby ratified, confirmed and approved; and

        RESOLVED FURTHER, that each of the Authorized Officers hereby is authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.

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